UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 5, 2008

NUTRADYNE GROUP, INC.
_____________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26293	20-1661391
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

927 Canada Court, City of Industry, CA 91748
 (Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(626) 581-9098

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective May 13, 2008, our name will change from “Nutradyne Group, Inc.” to “China Yongxin Pharmaceuticals Inc.” The name change has been effected pursuant to a merger with our wholly owned subsidiary China Yongxin Pharmaceuticals Inc. which was incorporated specifically for this purpose. We have changed the name of our company to better reflect the future direction and business of our company.

Item 7.01 Regulation FD Disclosure

When the name change becomes effective with the Over-the-Counter Bulletin Board our stock will begin trading under a new symbol.

Item 9.01 Financial Statements and Exhibits

3.1	Certificate of Ownership and Merger filed May 5, 2008 in the State of Delaware

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nutradyne Group, Inc.

Dated: May 9, 2008	By: /s/ Ning Liu
Ning Liu
Its: President and Chief Operating Officer